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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 27, 2005

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                          ALTIGEN COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

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               Delaware                000-27427           94-3204299
     (State or other jurisdiction     (Commission        (IRS Employer
          of incorporation)           File Number)     Identification No.)

                     4555 Cushing Parkway, Fremont, CA 94538
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (510) 252-9712

                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On July 27, 2005, we issued a press release announcing our financial results for the third-quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this
Item 2.02 by reference.

          In accordance with General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

              Exhibit
                 No.    Description
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               99.1     Press release dated July 27, 2005 (furnished pursuant to
                        Item 2.02).

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALTIGEN COMMUNICATIONS, INC.

Dated: July 27, 2005                                By: /s/ PHILIP M. McDERMOTT
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                                                        Philip M. McDermott
                                                        Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
  No.                                    Description
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 99.1     Press release dated July 27, 2005 (furnished pursuant to Item 2.02).

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